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                                                                   EXHIBIT 99.1

                                 FORM OF PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   OF SECURITY CAPITAL ATLANTIC INCORPORATED

  The undersigned shareholder of Security Capital Atlantic Incorporated, a Maryland corporation ("ATLANTIC"), hereby appoints James C. Potts, Constance
B. Moore and Jeffrey A. Klopf, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the
Special Meeting of Shareholders of ATLANTIC to be held on              , 1997,
at      a.m., Eastern time, at                    and at any adjournment(s) or
postponement(s) thereof, and to vote and otherwise represent all the shares that the undersigned is entitled to vote with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner as further described in the accompanying Proxy Statement and Prospectus. The undersigned hereby revokes any proxy previously given with respect to such shares.

  The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and Prospectus.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 BELOW, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

1. The approval and adoption of the Merger and Issuance Agreement, dated as of March 24, 1997, between ATLANTIC and Security Capital Group Incorporated, as amended, and the transactions contemplated thereby.

                        [_] FOR [_] AGAINST [_] ABSTAIN

2. The approval of the Security Capital Atlantic Incorporated 1997 Long-Term Incentive Plan.

                        [_] FOR [_] AGAINST [_] ABSTAIN

3. To vote and otherwise represent the shares on any other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof in their discretion.

                                          [_] MARK HERE IF YOU PLAN TO ATTEND
                                            THE MEETING

                                          Please sign exactly as name appears
                                          hereon and date. If the shares are
                                          held jointly, each holder should
                                          sign. When signing as an attorney,
                                          executor, administrator, trustee,
                                          guardian or as an officer signing
                                          for a corporation, please give the
                                          full title under signature.

                                          -------------------------------------
                                                        Signature

                                          -------------------------------------
                                               Signature, if held jointly

                                          Dated:          , 1997
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                         . FOLD AND DETACH HERE .

ADMISSION TICKET

[LOGO]

SECURITY CAPITAL ATLANTIC
INCORPORATED

[Insert Recordholder Information]

                                          SPECIAL MEETING OF SHAREHOLDERS

                                                 ,        , 1997

                                                a.m. (        time)




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